THE ADVISORS’ INNER CIRCLE FUND III

Brown Advisory Sustainable Growth ETF (the “Fund”)

Supplement dated September 30, 2026

to the Fund’s Summary Prospectus and Prospectus, each dated January 28, 2026

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus, and should be read in conjunction with the Summary Prospectus and Prospectus.

John Canning has been appointed as a portfolio manager of the Fund, joining Karina Funk, CFA, and David Powell, CFA, who have served as portfolio managers to the Fund since its inception in 2025. Effective March 31, 2027, Karina Funk, CFA, will no longer serve as a portfolio manager to the Fund as she will transition to an advisory role with respect to sustainable investing at Brown Advisory LLC, the investment adviser to the Fund. Until Ms. Funk’s transition to an advisory role, Ms. Funk, Mr. Canning, and Mr. Powell will each have equal decision-making authority in the day-to-day management of the Fund.

Accordingly, effective immediately, the Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

1.	The following sentence is hereby added to the “Portfolio Managers” section of the Summary Prospectus, and the corresponding section of the Prospectus, under the heading “Brown Advisory LLC”:

John Canning, CFA, has served as a portfolio manager of the Fund since 2026.

2.	In the “Portfolio Managers” section of the Prospectus, the following paragraph is hereby added as a new fourth paragraph under the heading “Brown Advisory LLC”:

John Canning, CFA, has served as a portfolio manager of the Brown Advisory Sustainable Growth ETF since 2026. Mr. Canning is a partner at the Adviser, having joined the firm in 2014 as an equity research analyst covering software and services companies within the technology sector. Since joining the Adviser, he has contributed to the Large-Cap Sustainable Growth strategy through company research, portfolio discussions and client due diligence conversations, with particular experience across technology and technology-enabled businesses. Mr. Canning earned a B.A. from Dartmouth College and holds the CFA designation.

Please retain this supplement for future reference.

BRW-SK-001-0100